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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 11, 2004

                              Cardinal Health, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

        1-11373                                         31-0958666
(Commission File Number)                    (IRS Employer Identification Number)

                     7000 Cardinal Place, Dublin, Ohio 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition.

         On September 13, 2004, the Company issued the press release attached to this Form 8-K as Exhibit 99.01, referring to the filing of this Form 8-K and describing certain disclosures made in Item 4.02(a) as well as providing information regarding the delay in the filing of the Company's Form 10-K and certain earnings guidance.


Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review.

     (a)

         As previously reported, in October 2003, the Securities and Exchange Commission (the "SEC") initiated an informal inquiry regarding Cardinal Health, Inc. (the "Company"). The SEC's request sought historical financial and related information including but not limited to the accounting treatment of certain recoveries from vitamin manufacturers. The SEC's request sought a variety of documentation, including the Company's accounting records for fiscal 2001 through fiscal 2003, as well as notes, memoranda, presentations, e-mail and other correspondence, budgets, forecasts and estimates. In connection with the SEC's informal inquiry, the Audit Committee of the Board of Directors of the Company commenced its own internal review in April 2004, assisted by independent counsel, which review has been ongoing. On May 6, 2004, the Company was notified that the SEC had converted the informal inquiry into a formal investigation. On June 21, 2004, as part of the SEC's formal investigation, the Company received an additional SEC subpoena that included a request for the production of documents relating to revenue classification, and the methods used for such classification, in the Company's Pharmaceutical Distribution business as either "Operating Revenues" or "Bulk Deliveries to Customer Warehouses and Other." In addition, the Company learned that the U.S. Attorney for the Southern District of New York had also commenced an inquiry with respect to the Company that the Company understands relates to the revenue classification issue. The Company continues to respond to the SEC's investigation and the Audit Committee's internal review and provide all information required.

         In September 2004, the Audit Committee reached initial preliminary conclusions with respect to findings to date from its internal review. These preliminary conclusions regarding certain items that impact revenues and earnings relate to three primary areas of focus: (1) classification of sales to customer warehouses between "Operating Revenues" and "Bulk Deliveries to Customer Warehouses and Other" within the Company's Pharmaceutical Distribution and Provider Services segment; (2) disclosure of cash discounts earned from suppliers for prompt payment; and (3) balance sheet reserve and accrual adjustments. The Audit Committee review with respect to these and other matters is continuing. In connection with these preliminary conclusions, the Audit Committee determined on September 11, 2004, that the financial statements of the Company with respect to fiscal 2001, 2002 and 2003 as well as the first three quarters of fiscal 2004 should be restated to reflect the preliminary conclusions from its internal review to date, and as such, that the financial statements of the Company for such periods should no longer be relied upon. The Audit Committee has discussed with the Company's independent accountants the matters disclosed in this Form 8-K filing pursuant to this Item 4.02(a). Since the Audit Committee's internal review is not complete, there can be no assurance that the restatements described in this Form 8-K will not change upon completion of the Audit Committee's internal review. In addition, as the Audit Committee's internal review continues, new issues may surface that impact the Company's financial statements and the scope of the restatements described in this Form 8-K. The impact of the restatements described below, as well as additional restatements, if any, then determined to be appropriate, will be included in the Company's Form 10-K for the fiscal year ended June 30, 2004 when it is filed with the SEC.

         The initial preliminary conclusions of the Audit Committee from its internal review to date are as follows:

     1. Revenue Impact: Classification of Sales To Customer Warehouses Between "Operating Revenues" and "Bulk Deliveries to Customer Warehouses and Other" Within the Company's Pharmaceutical Distribution and Provider Services Segment

                  As presented historically, the Pharmaceutical Distribution and Provider Services segment's

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

         revenue was classified into two categories ("Operating Revenues" and "Bulk Deliveries to Customer Warehouses and Other"). "Bulk Deliveries to Customer Warehouses and Other" have historically included revenues arising from sales where the Company ordered pharmaceutical product in bulk on behalf of a specific warehousing customer and either the manufacturer ships the product directly to the customer's warehouse or the product is shipped to the customer's warehouse shortly after it is received by the Company and is not put into the Company's inventory (in either case, "Bulk Revenues"). For all Bulk Revenues, the product is shipped to the customer in the same bulk containers in which it is received by the Company from the manufacturers. The Company previously followed an internal policy for distinguishing between Operating Revenues and Bulk Revenues based on how long the product was in the Company's possession prior to being shipped to customers. If the product was in the possession of the Company for more than 24 hours prior to being shipped to customers, then, regardless of other characteristics of the transaction or the reason for the product being held more than 24 hours, the sale of that product was deemed to be Operating Revenues. The Company's internal policy also provided that customer orders for bulk shipments filled from inventory within the Company's warehouse were deemed to be Operating Revenues if the order for the product had been placed with the manufacturer prior to the Company receiving the bulk order from its customer. Based on results of the internal review conducted by the Audit Committee, the Company has concluded that certain bulk shipments ordered by customers were intentionally held beyond 24 hours so that, pursuant to the internal policy, such shipments were classified as Operating Revenues in four quarters within fiscal 2003 and 2002. The impact of this practice was not previously quantified and disclosed as part of the Company's reported Operating Revenues. The improper classification between Bulk Revenues and Operating Revenues had no impact on the Company's total revenues or reported net earnings for these periods.

                  The following table shows the amount of Bulk Revenues that were improperly classified as "Operating Revenues" in the manner described above, and shows the impact from adjusting each of Bulk Revenues and Operating Revenues for the periods in which these improper classifications occurred:

--------------------------------------------------------------------------------
                                Bulk Revenues            Operating Revenues
                                -------------            ------------------
                          Fiscal Year Ended June 30,  Fiscal Year Ended June 30,
(in millions)                  2003         2002        2003         2002
--------------------------------------------------------------------------------
First Quarter                $     --    $     --     $    --      $    --
Second Quarter                  673.0        82.0      (673.0)       (82.0)
Third Quarter                   140.0          --      (140.0)          --
Fourth Quarter                     --       332.0          --       (332.0)
--------------------------------------------------------------------------------
Total Year                   $  813.0    $  414.0     $(813.0)     $(414.0)
================================================================================


                   Beginning with fiscal 2004, total revenues and total cost of products sold will be presented as single amounts in the consolidated statements of earnings.

     2. Undisclosed Earnings Impact: Disclosure of Cash Discounts Earned From Suppliers

                  Historically, the Company has recognized cash discounts as a reduction of cost of products sold primarily upon payment of vendor invoices. Cash discounts are the discounts the Company receives from some vendors for timely payment of invoices. The Company had a practice of accelerating payment of vendor invoices at the end of certain reporting periods in order to earn cash discounts, which had the effect of increasing operating results. Although the effect of these accelerated payments were included in the Company's reported earnings, the impact of this acceleration practice was not separately quantified and had not been previously disclosed in the periods in which the Company benefited from this practice. The net increase (decrease) in net earnings as a

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         result of this practice for each quarter of the nine months ended March
         31, 2004, fiscal 2003 and 2002 is as follows:

-------------------------------------------------------------------------------------------
                            Nine Months Ended
                                 March 31,             Fiscal                 Fiscal
(in millions)                     2004                  2003                   2002
-------------------------------------------------------------------------------------------
First Quarter           $        (0.2)         $          -           $        (3.3)
Second Quarter                    3.0                    2.0                     -
Third Quarter                    (0.3)                   5.5                     -
Fourth Quarter                    N.A.                   1.3                     -
-------------------------------------------------------------------------------------------
Total                   $         N.A.         $         8.8          $        (3.3)
===========================================================================================

                  Additional information on the accounting for cash discounts will be included in the Company's Form 10-K.

3.       Restated Earnings:  Balance Sheet Reserve and Accrual Adjustments

                  The Audit Committee's internal review included a review to determine if period-end adjustments to balance sheet reserve accounts and other accruals recorded in fiscal 2001, 2002 and 2003 were properly recorded in accordance with generally accepted accounting principles ("GAAP"). Based upon the Audit Committee's internal review, the Company determined there were various situations where (a) amount of reserve,
         (b) timing of reserve recognition, or (c) timing of reserve adjustments could not be substantiated or was in error. As a result, the financial statements for certain prior fiscal quarters and years will be restated by the Company.

                  The balance sheet reserves and accrual adjustments to be restated consist of the following:

               1. Errors arising from misapplication of GAAP. These errors primarily include (a) reductions in reserve accounts made in periods subsequent to the period in which the excess had been identified by the Company, and (b) a LIFO inventory adjustment.

               2. Errors made in previous periods which were identified and appropriately corrected in a subsequent period when discovered. These items were not reported as prior period corrections at the time of their discovery because they were deemed immaterial. At this time, however, the Company plans to restate its prior financial statements to correct for such items identified during the internal review. This category also includes an item related to merchandising and buying margin that was determined in the fourth quarter of fiscal 2004.

               3. As a result of discussions with the SEC staff, the Company has decided to reverse its previous recognition of estimated recoveries from vitamin manufacturers for amounts overcharged in prior years and to recognize the income from such recoveries as a special item in the period cash was received from the manufacturers. The Company recognized $10.0 million of operating earnings ($6.5 million net of taxes) in the second quarter of fiscal 2001 and $12.0 million of operating earnings ($7.9 million net of taxes) in the first quarter of fiscal 2002 based on its estimate of amounts that would subsequently be received. The initial actual cash payments received from manufacturers of $35.3 million ($21.5 million net of taxes) in the fourth quarter of fiscal 2002 exceeded the $22.0 million ($13.4 million net of taxes) previously accrued. The SEC staff has

                                      -4-
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                    previously advised the Company that, in its view, the
                    Company did not have an appropriate basis for recognizing the income in advance of receiving the cash.

                  The following table summarizes the restatement impact on previously reported net earnings as defined above for fiscal 2004, 2003 and 2002:

       ----------------------------------------------------------------------
                                     Total
                                Misapplication
                                  of GAAP and       Vitamin        Total
       (in millions)                Errors        Litigation    Restatement
       ----------------------------------------------------------------------
       Fiscal 2004:
        First Quarter                 $    (4.2)      $     -       $  (4.2)
        Second Quarter                     (4.3)            -          (4.3)
        Third Quarter                      (3.9)            -          (3.9)
       ----------------------------------------------------------------------
        Total Year-to-Date            $   (12.4)      $     -       $ (12.4)
       ======================================================================
       Fiscal 2003:
        First Quarter                 $    (5.8)      $     -       $  (5.8)
        Second Quarter                      1.7             -           1.7
        Third Quarter                     (12.3)            -         (12.3)
        Fourth Quarter                    (10.4)            -         (10.4)
       ----------------------------------------------------------------------
        Total Year                    $   (26.8)      $     -       $ (26.8)
       ======================================================================
       Fiscal 2002:
        First Quarter                 $    (4.1)      $  (7.9)      $ (12.0)
        Second Quarter                     (3.6)            -          (3.6)
        Third Quarter                       1.1             -           1.1
        Fourth Quarter                     11.9          13.4          25.3
       ----------------------------------------------------------------------
        Total Year                    $     5.3       $   5.5       $  10.8
       ======================================================================


         The SEC investigation, the Audit Committee's internal review and the U.S. Attorney inquiry remain ongoing. While the information in this Form 8-K describes all of the items for which the Audit Committee has determined a restatement is appropriate at this time, there can be no assurance that the ongoing investigation, review and inquiry will not identify any additional items. In addition, as the Audit Committee's internal review continues, new issues may surface that impact the Company's financial statements and the scope of the restatement described in this Form 8-K. The impact of the restatements described above, as well as additional restatements, if any, then determined to be appropriate, will be included in the Company's Form 10-K for the fiscal year ended June 30, 2004 when it is filed with the SEC. While the Company is continuing in its efforts to respond to the SEC's investigation and the Audit Committee's internal review and provide all information required, the Company cannot predict their outcome. The outcome of the SEC investigation, the U.S. Attorney inquiry and any related legal and administrative proceedings could include the institution of administrative, civil injunctive or criminal proceedings as well as the imposition of fines and other penalties, remedies and sanctions.

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


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

         The following is furnished as an exhibit hereto:

         99.01  Press Release issued by the Company on September 13, 2004. (1)

         (1) Exhibit 99.01 is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Cardinal Health, Inc.
                                               (Registrant)

Date:  September 13, 2004                      By:  /s/ J. Michael Losh
                                                   --------------------
                                                  Name:  J. Michael Losh
                                                  Title: Chief Financial Officer



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                                 EXHIBIT INDEX

  99.01    Press Release issued by the Company on September 13, 2004.




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